Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350 (AS ADOPTED
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002)
          In connection with the Annual Report of Perot Systems Corporation (the “Company”) on Form 10-K for the period ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peter A. Altabef, President and Chief Executive Officer of the Company, certify to my knowledge and in my capacity as an officer of the Company, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate, effective as of February 25, 2009.

/s/ Peter A. Altabef Peter A. Altabef President and Chief Executive Officer